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                                                                    EXHIBIT 10.2

                                 REVOLVING NOTE



$5,000,000.00                                                      May 31, 1995


         FOR VALUE RECEIVED, the undersigned, MHI ACQUISITION CORPORATION I, a Delaware corporation (to be merged with and into Milestone Healthcare, Inc.) (the "Borrower"), promises to pay to the order of INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation (the "Lender"), at the times provided in the Credit Agreement referenced hereinafter, the principal sum of FIVE MILLION AND NO/100'S DOLLARS ($5,000,000.00) or, if less, the outstanding principal amount of all Revolving Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated as of May 31, 1995 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Credit Agreement), among the Borrower, Milestone Healthcare, Inc., a Delaware corporation, Internationale Nederlanden (U.S.) Capital Corporation, as Agent, and the various lenders (including the Lender) as are, or may from time to time become, parties thereto. The unpaid principal amount of this Note is subject to mandatory prepayment from time to time as provided in Section 3.3.1 of the Credit Agreement. Notations indicating Revolving Loans made by the Lender pursuant to the Credit Agreement and all payments on account of the principal thereof may be endorsed by the holder hereof on the grid schedule attached to this Note, as provided in the Credit Agreement.

         The unpaid principal amount of this Note from time to time shall bear interest as provided in Section 3.4 of the Credit Agreement. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America to the account designated by the Agent (and as to which the Agent has notified the Borrower) in immediately available funds.

         This Note is a Revolving Note referenced in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be or may automatically become immediately due and payable.

         THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
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         The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and notice of any kind with respect to this Note. All amounts owing hereunder are payable by the Borrower without relief from any valuation or appraisal laws.



                                                   MHI ACQUISITION CORPORATION I
                                                   (to be merged with and into
                                                   Milestone Healthcare, Inc.)



                                                   By:/s/ William A. Brosius
                                                      --------------------------
                                                      Name:
                                                      Title:




Upon the merger of MHI Acquisition
Corporation I with and into the
undersigned, the undersigned acknowledges and agrees that it shall have assumed all obligations of MHI Acquisition
Corporation I under this Revolving Note as if the undersigned was a direct signatory of this Revolving Note.


MILESTONE HEALTHCARE, INC.



By: /s/ William A. Brosius
    ----------------------
Name:
Title:





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                                                      Schedule to Revolving Note


                   SCHEDULE OF REVOLVING LOANS AND REPAYMENTS


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